                                                               EXHIBIT (i)(2)(d)

                                 ADDENDUM NO. 24

                                       TO

                          SERVICE AND EXPENSE AGREEMENT

                                     between

                         AMERICAN HOME ASSURANCE COMPANY
            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            AIG RISK MANAGEMENT, INC.
                BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                     COMMERCE AND INDUSTRY INSURANCE COMPANY
                    DELAWARE AMERICAN LIFE INSURANCE COMPANY
          AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                           AIG LIFE INSURANCE COMPANY
            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                THE INSURANCE COMPANY OF THE STATE OF PENNYLVANIA
                         PACIFIC UNION ASSURANCE COMPANY
                             AIU NORTH AMERICA, INC.
                              AIU INSURANCE COMPANY
                    AMERICAN INTERNATIONAL INSURANCE COMPANY
                        AIG HAWAII INSURANCE COMPANY INC.
            AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
                AMERICAN INTERNATIONAL SURPLUS LINES AGENCY, INC.
                          NORTH AMERICAN MANAGERS, INC.
                         AMERICAN LIFE INSURANCE COMPANY
                     ABEILLE GENERAL INSURANCE COMPANY, INC.
                            AIG CLAIM SERVICES, INC.
               AIG GLOBAL TRADE & POLITICAL RISK INSURANCE COMPANY
             AMERICAN INTERNATIONAL INSURANCE COMPANY OF NEW JERSEY
                             AIG EQUITY SALES CORP.
                    AMERICAN PACIFIC INSURANCE COMPANY, INC.
                                       and
                       AMERICAN INTERNATIONAL GROUP, INC.

     The Service and Expense Agreement made February 1, 1974 between American Home Assurance Company, American International Insurance Company, American International Life Assurance Company of New York, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Delaware American Life Insurance Company, Life Insurance Company of New Hampshire, National Union Fire Insurance Company of Pittsburgh, Pa., The Insurance Company of the State of Pennsylvania, Transatlantic Reinsurance Company and American International Group, Inc. (the "Agreement") is hereby amended effective December 1998, in the following respects:

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     1.   The title of the Agreement is hereby amended to read in its entirety as follows:

                          SERVICE AND EXPENSE AGREEMENT
                                      among
                         AMERICAN HOME ASSURANCE COMPANY
            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            AIG RISK MANAGEMENT, INC.
                BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                     COMMERCE AND INDUSTRY INSURANCE COMPANY
                    DELAWARE AMERICAN LIFE INSURANCE COMPANY
                           AIG LIFE INSURANCE COMPANY
            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
                         PACIFIC UNION ASSURANCE COMPANY
                             AIU NORTH AMERICA, INC.
                              AIU INSURANCE COMPANY
          AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                        AIG HAWAII INSURANCE COMPANY INC.
                    AMERICAN INTERNATIONAL INSURANCE COMPANY
               AMERICAN INTERNATIONAL SURPULUS LINES AGENCY, INC.
                          NORTH AMERICAN MANGERS, INC.
                         AMERICAN LIFE INSURANCE COMPANY
                      AIG NATIONAL INSURANCE COMPANY, INC.
           (formerly known as Abeille General Insurance Company, Inc.)
                            AIG CLAIM SERVICES, INC.
               AIG GLOBAL TRADE & POLITICAL RISK INSURANCE COMPANY
             AMERICAN INTERNATIONAL INSURANCE COMPANY OF NEW JERSEY
                             AIG EQUITY SALES CORP.
                    AMERICAN PACIFIC INSURANCE COMPANY, INC.
                               A. I. CREDIT CORP.
                           LEXINGTON INSURANCE COMPANY
                           LANDMARK INSURANCE COMPANY
                                       and
                       AMERICAN INTERNATIONAL GROUP, INC.

     2. The title of the Agreement is amended by changing the word "between" to "among" as indicated in item 1. above.

     3. The Agreement is amended by adding to the parties set forth that are collectively called the "Companies", "A. I. Credit Corp.", "AIG National Insurance Company, Inc. (formerly known as Abeille General Insurance Company, Inc.)", "Landmark Insurance Company".

     4.   The first introductory paragraph is revised to read:

          "WHEREAS, the Companies are all subsidiaries of AIG and share among

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          themselves and with certain other subsidiaries and affiliates of AIG certain expenses, equipment, office space, services and personnel, and it is desired that AIG shall furnish or shall cause one or more of its subsidiaries, including one or more of the Companies, to furnish such equipment, office space, services and personnel to the Companies and certain of AIG's other subsidiaries and affiliates, and"

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in New York, by their duly authorized representatives this 30th day of December, 1998.


AMERICAN HOME ASSURANCE COMPANY
                                         by:        /s/
                                             -----------------------------------
                                                   Senior Vice President

AMERICAN INTERNATIONAL LIFE
ASSURANCE COMPANY OF NEW YORK            by:        /s/
                                             -----------------------------------
                                                   Vice President

AIG RISK MANAGEMENT, INC.
                                         by:        /s/
                                             -----------------------------------
                                                   Senior Vice President

BIRMINGHAM FIRE INSURANCE
COMPANY OF PENNSYLVANIA                  by:        /s/
                                             -----------------------------------
                                                   Senior Vice President

COMMERCE AND INDUSTRY
INSURANCE COMPANY                        by:        /s/
                                             -----------------------------------
                                                   Senior Vice President

DELAWARE AMERICAN LIFE
INSURANCE COMPANY                        by:        /s/
                                             -----------------------------------
                                                   Vice President

AIG LIFE INSURANCE COMPANY
                                         by:        /s/
                                             -----------------------------------
                                                   Vice President

NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA                by:        /s/
                                             -----------------------------------
                                                   Senior Vice President

THE INSURANCE COMPANY OF THE
STATE OF PENNSYLVANIA                    by:        /s/
                                             -----------------------------------
                                                   Senior Vice President

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

PACIFIC UNION ASSURANCE COMPANY
                                         by:        /s/
                                             -----------------------------------
                                                   Vice President

AIU NORTH AMERICA, INC.
                                         by:        /s/
                                             -----------------------------------
                                                   Secretary

AIU INSURANCE COMPANY
                                         by:        /s/
                                             -----------------------------------
                                                   Senior Vice President

AMERICAN INTERNATIONAL
INSURANCE COMPANY                        by:        /s/
                                             -----------------------------------
                                                   Secretary

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF CALIFORNIA, INC.              by:        /s/
                                             -----------------------------------
                                                   Secretary

AIG HAWAII INSURANCE COMPANY INC.
                                         by:        /s/
                                             -----------------------------------
                                                   Secretary

AMERICAN INTERNATIONAL SPECIALTY
LINES INSURANCE COMPANY                  by:        /s/
                                             -----------------------------------
                                                   Secretary

AMERICAN INTERNATIONAL SURPLUS
LINES AGENCY, INC.                       by:        /s/
                                             -----------------------------------
                                                   Secretary

NORTH AMERICAN MANAGERS, INC.
                                         by:        /s/
                                             -----------------------------------
                                                   Secretary

AMERICAN LIFE INSURANCE COMPANY
                                         by:        /s/
                                             -----------------------------------
                                                   Secretary

AIG NATIONAL INSURANCE
COMPANY, INC.                            by:        /s/
                                             -----------------------------------
                                                   Secretary

                                        4

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AIG CLAIM SERVICES, INC.
                                         by:        /s/
                                             -----------------------------------
                                                   Secretary

AIG GLOBAL TRADE & POLITICAL
RISK INSURANCE COMPANY                   by:        /s/
                                             -----------------------------------
                                                   Secretary

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF NEW JERSEY                    by:        /s/
                                             -----------------------------------
                                                   Secretary

AIG EQUITY SALES CORP.
                                         by:        /s/
                                             -----------------------------------
                                                   Secretary

AMERICAN PACIFIC INSURANCE
COMPANY, INC.                            by:        /s/
                                             -----------------------------------
                                                   President

A.I. CREDIT CORP.

                                         by:        /s/
                                             -----------------------------------
                                                   President

LEXINGTON INSURANCE COMPANY
                                         by:        /s/
                                             -----------------------------------
                                                   Senior Vice President

LANDMARK INSURANCE COMPANY
                                         by:        /s/
                                             -----------------------------------
                                                   Secretary

AMERICAN INTERNATIONAL GROUP, INC.       by:        /s/
                                             -----------------------------------
                                                   Secretary

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